Inventories	12 Months Ended
Dec. 31, 2020
Inventories [Abstract]
Inventories	Inventories

(CAD$ in millions)	December 31, 2020	December 31, 2019
Supplies	$757	$721
Raw materials	197	271
Work in process	592	491
Finished products	410	573
	1,956	2,056
Less long-term portion (Note 14)	(84)	(75)
	$1,872	$1,981

Cost of sales of $7.6 billion (2019 – $8.6 billion) includes $7.0 billion (2019 – $7.9 billion) of inventories recognized as an expense during the year.
Total inventories held at net realizable value amounted to $75 million at December 31, 2020 (December 31, 2019 – $95 million). Total inventory write-downs in 2020 were $134 million (2019 – $60 million) and were included as part of cost of sales.

Long-term inventories consist of ore stockpiles and other in-process materials that are not expected to be processed within one year.